UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2005

IT&E International Group
(Exact name of registrant as specified in its charter)

Nevada	000-50095	77-0436157
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 858-366-0970

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02     Entry into a Material Definitive Agreement

The registrant has previously entered into the following agreements with Laurus Master Fund, Ltd. (“Laurus”): Securities Purchase Agreement, dated October 18, 2004 (the “Securities Purchase Agreement”); Registration Rights Agreement, dated October 18, 2004 (the “Registration Rights Agreement”); Secured Convertible Promissory Note, dated October 18, 2004 (the “Note”); Restricted Account Agreement, dated October 18, 2004 (the “Restricted Account Agreement”); and Restricted Account Side Letter, dated October 18, 2004 (the “Restricted Account Side Letter,” and collectively with the Securities Purchase Agreement, the Registration Rights Agreement, the Note and the Restricted Account Agreement, the “Funding Agreements”).

Pursuant to the Funding Agreements, Laurus: (i) loaned the registrant an aggregate principal amount of $5,000,000, with $2,500,000 being deposited into a restricted account for the purpose of securing the registrant’s obligations under each of the Funding Agreements, (ii) the registrant issued to Laurus a warrant to purchase 1,924,000 shares of common stock of the registrant (the “Warrant”), and (iii) the registrant agreed to register the resale of the common stock issuable upon conversion of the Note and exercise of the Warrant.

On July 29, 2005, the registrant entered into an Omnibus Amendment with Laurus Master Fund, Ltd. (“Laurus”) for the purpose of amending the Funding Agreements (the “Amendment”).

Pursuant to the Amendment, the Restricted Account Agreement and Restricted Account Side Letter have been terminated and are of no further force or effect. In addition, the aggregate of $2,039,233.32 in the registrant’s restricted account has been released from such account as of July 29, 2005 as follows: (i) $1,911,164.20 has been release directly to the registrant, and (ii) $128,069.12 has been delivered to Laurus in payment of accrued and unpaid interest on the Note through July 29, 2004.

The Registration Rights Agreement was amended such that the term “Effectiveness Date” was restated in its entirety as follows: “‘Effectiveness Date’ means (i) with respect to the initial Registration Statement required to be filed hereunder, August 31, 2005, and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.”

The Note has been amended and restated in its entirety in the form of an Amended and Restated Note (the “Amended and Restated Note”) to clarify that the Restricted Account Agreement has been terminated and that all of the funds in the restricted account are now controlled by the registrant and deemed “Amortizing Principal Amount” under the Amended and Restated Note. In addition, the new monthly amortized principal payment amount under the Amended and Restated Note is $176,923.08.

In addition, the “Fixed Conversion Price” at which Laurus may convert the principal and accrued but unpaid interest under the Amended and Restated Note has been reduced from $0.75 to $0.2445.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT&E International Group
By: /s/ Peter Sollenne
Peter Sollenne
Chief Executive Officer

Dated: August 4, 2005